FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This First Amendment to Loan and Security Agreement is entered into as of June 1, 2023, (the “Amendment”) is entered into between CANADIAN IMPERIAL BANK OF COMMERCE (“Bank”) and PROCEPT BIOROBOTICS CORPORATION, a Delaware corporation (“Borrower Representative”).
RECITALS
1.Borrower and Bank are parties to that certain Loan and Security Agreement, dated as of October 6, 2022, (as amended from time to time, the “Agreement”).
2.The parties desire to amend the terms of the Agreement as set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, the parties agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Agreement.
2.Amendments.
2.aSection 6.6(b) of the Agreement is amended to read as follows:
(b)    The Loan Parties shall maintain the lesser of (x) $90,000,000 in cash and (y) all cash of the Loan Parties in Deposit Accounts that are demand deposit accounts or money market deposit accounts held at CIBC. Subject to Section 6.6(c), the Loan Parties may maintain cash and Cash Equivalents in excess of that amount in Collateral Accounts with an institution, and subject to an Account Control Agreement, reasonably acceptable to Bank (it being agreed that Wells Fargo shall be reasonably acceptable to Bank).
2.bThe last sentence of Section 6.6 of the Agreement is hereby deleted in its entirety.
3.Limitation of Amendments. The Amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. Except as modified by this Amendment, the Loan Documents remain in full force and effect and are hereby reaffirmed.
4.Representations. To induce Bank to enter into this Amendment, each Loan Party represents and warrants as follows:
4.aThe representations and warranties contained in the Agreement and the other Loan Documents, are true and correct in all material respects as of the date of this Amendment (except for such representations and warranties referring to another date, which representations and warranties are true and correct in all material respects as of such date).
4.bNo Event of Default has occurred and is continuing.
4.cEach Loan Party has the power and authority to execute and deliver this Amendment and to perform its obligations under the Agreement, as amended by this Amendment.
5.Conditions. As a condition to the effectiveness of this Amendment, Bank shall have received the following:
(i) this Amendment, duly executed by the Loan Parties and Bank; and
(ii) all reasonable and documented Bank Expenses incurred in connection with this Amendment.

6.Counterparts; Electronic Execution of Documents. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Amendment or any document delivered in connection therewith by electronic means including by email delivery of a “.pdf” format data file shall be effective as delivery of an original executed counterpart thereof.
7.Choice of Law, Venue and Jury Trial Waivers. The provisions of Section 11 of the Agreement are hereby incorporated into this Amendment as if fully set forth herein, mutatis mutandis.
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[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the first date above written.
BORROWER REPRESENTATIVE:
PROCEPT BIOROBOTICS CORPORATION
By: /s/ Kevin Waters
Name: Kevin Waters
Title: Chief Financial Officer
BANK:
CANADIAN IMPERIAL BANK OF COMMERCE
By: /s/ Jeff Chapman
Name: Jeff Chapman
Title: Assistant General Manager
By: /s/ Corey Perlmutter
Name: Corey Perlmutter
Title: Assistant General Manager